TRANSAMERICA SERIES TRUST

Transamerica Voya Limited Maturity Bond VP

Transamerica Voya Mid Cap Opportunities VP

Supplement to the Currently Effective Prospectus and Summary Prospectuses

The Board of Trustees has approved reorganizations pursuant to which the assets of each of the portfolios listed below under “Target Portfolio” (each, a “Target Portfolio”) would be acquired, and its liabilities would be assumed, by the corresponding portfolio listed below under “Acquiring Portfolio” (each, an “Acquiring Portfolio”), each a series of Transamerica Series Trust, in exchange for shares of the applicable Acquiring Portfolio. The Target Portfolios would then be liquidated, and shares of the Acquiring Portfolios would be distributed to the applicable Target Portfolio investors.

Under each reorganization, Target Portfolio holders would receive shares of the corresponding Acquiring Portfolio with the same aggregate net asset value as their shares of the Target Portfolio. It is anticipated that no gain or loss for Federal income tax purposes would be recognized by Target Portfolio holders as a result of the reorganizations.

The reorganizations do not require holder approval but are subject to the satisfaction of certain conditions. An information statement describing the reorganizations will be mailed to Target Portfolio investors in advance of the closing of the reorganizations. If the closing conditions are satisfied, the reorganizations are expected to occur on or about December 16, 2016 (the “Closing Date”). Prior to the reorganizations, investors can continue to purchase, redeem and exchange shares subject to the limitations described in the Prospectus.

Holders with values invested in a Target Portfolio may transfer values to any of the other allocation options available under their variable annuity contract or variable life insurance policy in accordance with the terms of their contract or policy at any time prior to the Closing Date free of any applicable transfer restrictions, transfer charges or fees and without such transfer counting as one of a limited number of transfers permitted during any period free of charge.

Target Portfolio	Acquiring Portfolio
Transamerica Voya Limited Maturity Bond VP	Transamerica JPMorgan Core Bond VP

Transamerica Voya Mid Cap Opportunities VP	Transamerica Janus Mid-Cap Growth VP

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Investors Should Retain this Supplement for Future Reference

September 30, 2016